                                                                            Ex24


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 14th day of March, 2001.



                                       /s/ Robert N. Burt
                                       ------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 14th day of March, 2001.



                                  /s/ Joseph H. Netherland
                                  ------------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 17th day of March, 2001.



                                  /s/ William G. Walter
                                  ---------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 16th day of February, 2001.



                                  /s/ Albert J. Costello
                                  ----------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 16th day of February, 2001.



                                  /s/ Enrique J. Sosa
                                  -------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 16th day of February, 2001.



                                  /s/ James R. Thompson
                                  ---------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 14th day of March, 2001.



                                  /s/ Patricia A. Buffler
                                  -----------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 13th day of March, 2001.



                                  /s/ Clayton Yeutter
                                  -------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 16th day of February, 2001.



                                  /s/ Asbjorn Larsen
                                  ------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 16th day of February, 2001.



                                  /s/ Edward J. Mooney
                                  --------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 16th day of February, 2001.



                                  /s/ B. A. Bridgewater, Jr.
                                  --------------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 16th day of February, 2001.



                                  /s/ William F. Reilly
                                  ---------------------

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2000 under the Securities and Exchange Act of 1934, as amended; and

        WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, S. F. Gates, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 16th day of February, 2001.



                                                /s/ Paul L. Davies, Jr.
                                                -----------------------